SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 23, 2003

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices)                (Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits. The following exhibit is filed herewith:

99.1	Press release issued on July 23, 2003.

Item 9.    Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition.

The Registrant issued a press release on July 23, 2003 covering the results of the second quarter of 2003.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: July 25, 2003	BY:	/s/ David V. Singer
David V. Singer Principal Financial Officer of the Registrant and Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
July 23, 2003	0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on July 23, 2003.